Exhibit 10.3

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of August 15, 2014 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 18, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of April 2, 2014 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                      Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Securitization Transaction” is hereby amended and restated in its entirety to read as follows:

“Securitization Transaction” means any transaction of any Loan Party or any Securitization Entity providing for sales, transfers, conveyances and/or pledges of Receivables that do not provide, directly or indirectly, for recourse against any Loan Party or its Affiliates (other than any Securitization Entity) by way of a guaranty or any other support arrangement, with respect to the amount of such Receivables (based on the financial condition or circumstances of the obligor thereunder), other than such limited recourse as is reasonable given market standards for transactions of a similar type, taking into account such factors as historical bad debt loss experience and obligor concentration levels, including in connection with any servicing of the Receivables subject thereto by any Loan Party.

(b)                                 The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Securitization Entity” means a Wholly Owned Subsidiary of the Borrower which engages in no activities other than the transactions contemplated by a Securitization Transaction and activities reasonably related thereto.

(c)                                  Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Notify the Administrative Agent promptly upon (a) the formation or acquisition of any direct or indirect Domestic Subsidiary or Foreign Subsidiary or (b) the acquisition or lease of any Material Real Property by an existing Loan Party (or any real property owned or leased by any Loan Party becoming Material Real Property) and, subject to any qualifications set forth in the definition of Permitted Acquisition, promptly and in any event within 30 days of such formation, acquisition  or lease take, and cause each other Loan Party to take, such actions as are necessary or as the Administrative Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations of each Loan Party under the Loan Documents are secured by substantially all of the assets of the Parent, the Borrower and each Domestic Subsidiary (other than any Securitization Entity) of the Parent (including all Capital Securities of the Borrower and each direct or indirect Domestic Subsidiary and 65% of all Capital Securities of each direct Material Foreign Subsidiary but excluding non-Material Real Property) and guaranteed by each Domestic Subsidiary and Foreign Subsidiary of the Borrower (including any such Subsidiary acquired or created after the Closing Date but excluding any Securitization Entity), except where the guarantee by any such Foreign Subsidiary would be unlawful under applicable law or create material and adverse tax consequences for the Loan Parties, as determined by the Borrower in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors, including (i) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing, (ii) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession and (iii) the delivery of flood insurance policies acceptable to the Administrative Agent (which will be made available to the Lenders) with respect to any Material Real Property acquired or leased after the Closing Date which is determined to be in a flood zone (and acknowledgments signed by the Loan Party owning or leasing any such properties which are determined to be in a flood zone); provided, however, that with respect to any security interest in any Material Real Property, (A) the Loan Parties shall have an additional 60 days (or such longer period as the Administrative Agent may agree to) to deliver such mortgages, deeds of trust or other documents necessary to obtain such security interest to the extent delivery of such documents cannot otherwise be completed within the allotted time and (B) to the extent such Material Real Property is leased by a Loan Party, the Loan Parties shall only be required to deliver the foregoing Collateral Documents and related items to the extent the same are available after using commercially reasonable efforts.

(d)                                 Section 7.05(b)(iv)(B) of the Credit Agreement is hereby amended to add the words “or contribution” immediately following the reference to “the sale”.

(e)                                  Section 7.09(c) of the Credit Agreement is hereby amended to add the following parenthetical immediately following the first reference to “of any Subsidiary”:

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“(other than any Securitization Entity)”

(f)                                   Section 7.11(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(l)                                     Investments made in connection with any Permitted Securitization Transaction and Investments received in connection with any other disposition of assets permitted by Section 7.05; and

(g)                                  Section 9.10(a)(ii) is hereby amended and restated in its entirety to read as follows:

“(ii) that is disposed or to be disposed as part of or in connection with any disposition permitted hereunder or under any other Loan Document,”

3.                                      Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                 Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders; and

(b)                                 Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.                                      No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed

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as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                      Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.                                      Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.                                      Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.                                      Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.                               Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.                               Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

GUARANTORS:	KAPSTONE PAPER AND PACKAGING
CORPORATION, a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and CFO

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

KAPSTONE CONTAINER CORPORATION,
a Georgia corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

LONGVIEW FIBRE PAPER AND PACKAGING, INC.,
a Washington corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

1st FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets Group

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGCHOICE FARM CREDIT, ACA,
as a Lender

By:	/s/ Joshua L. Larock
Name:	Joshua L. Larock
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGFIRST FARM CREDIT BANK
as a Lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

MIDATLANTIC FARM CREDIT, FLCA,
as a Voting Participant

By:	/s/ William J. Rutter
Name:	William J. Rutter
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST SOUTH FARM CREDIT, ACA,
as a Voting Participant

By:	/s/ John W. Hurt
Name:	John W. Hurt
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Farm Credit of Florida,
as a Voting Participant

By:	/s/ Michael W. Zolkos
Name:	Michael W. Zolkos
Title:	Cap. Mkts. Officer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

By:	/s/ Graham J. Dee
Name:	Graham J. Dee
Title:	AVP Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN AGCREDIT, PCA,
as a Lender

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT WEST, FLCA,
as a Voting Participant

By:	/s/ Ben Madonna
Name:	Ben Madonna
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

By:	/s/ Rian DuBach
Name:	Rian DuBach
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Ciara Forrest Bochenek
	Name:	Ciara Forrest Bochenek
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	CHRISTOPHER R. LEE
Title:	ASSISTANT VICE PRESIDENT

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:	/s/ Charles Randolph
Name:	Charles Randolph
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Lauren Lavorato
Name:	Lauren Lavorato
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE BUSINESS CREDIT CORP.
(FORMERLY KNOWN AS CAPITAL ONE
LEVERAGE FINANCE CORP.),
as a Lender

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.	,
(formerly known as RBS Citizens, N.A.)

as a Lender

By:	/s/ R. Michael Newton
Name:	R. Michael Newton
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COBANK, ACB,
as a Lender

By:	/s/ Kyle Weaver
Name:	Kyle Weaver
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT EAST, ACA,
as a Voting Participant

By:	/s/ James M. Papai
Name:	James M. Papai
Title:	Sr. Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN AGCREDIT, FLCA,
as a Voting Participant

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES SOUTHWEST, PCA,
as a Voting Participant

By:	/s/ John Barkell
Name:	John Barkell
Title:	EVP – Chief Financial Officer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. “RABOBANK
NEDERLAND” NEW YORK BRANCH,
as a Lender

By:	/s/ Bradley Pierce
Name:	Bradley Pierce
Title:	Executive Director

By:	/s/ James Purky
Name:	James Purky
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

LONE STAR, FLCA,
as a Voting Participant

By:	/s/ Robert Humphreys
Name:	Robert Humphreys
Title:	Credit Office President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT MID-AMERICA, FLCA,
as a Voting Participant

By:	/s/ Roy L. Bennett
Name:	Roy L. Bennett
Title:	Senior Credit Officer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

UNITED FCS, FLCA D/B/A FCS COMMERCIAL FINANCE GROUP,
as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

GREENSTONE FARM CREDIT SERVICES,
ACA/FLCA,
as a Voting Participant

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BADGERLAND FINANCIAL, FLCA,
as a Voting Participant

By:	/s/ Matthew H. Larse
Name:	Matthew H. Larse
Title:	VP, Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL FARM CREDIT, FLCA,
as a Voting Participant

By:	/s/ Jon Hutchinson
Name:	Jon Hutchinson
Title:	Vice President, Senior Credit Officer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ Stephen C. Watts
Name:	Stephen C. Watts
Title:	VICE PRESIDENT

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

First Bank of Highland Park,
as a Lender

By:	/s/ Martha McGuire
Name:	Martha McGuire
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION, as a Lender
as a Lender

By:	/s/ Sharon Shipley
Name:	Sharon Shipley
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Lori Cummins-Meyer
Name:	Lori Cummins-Meyer
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS BANK,
as a Lender

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ M. Scott Randall
Name:	M. Scott Randall
Title:	Second Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender

By:	/s/ Michele Dragonetti
Name:	Michele Dragonetti
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By:	/s/ James Marsh
Name:	James Marsh
Title:	Associate Managing Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mary Ann Klemm
Name:	Mary Ann Klemm
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NA,
as a Lender

By:	/s/ John Runger
Name:	John Runger
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT